UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 28, 2007
NEWBRIDGE BANCORP
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400,	27410
Greensboro, North Carolina
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (336) 369-0900
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page
Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	3

Item 9.01 — Financial Statements and Exhibits	4

Signatures	5

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS.
     On September 28, 2007, the Board of Directors of NewBridge Bancorp (the “Company”) announced that it accepted the resignation of H. Franklin Sherron, Jr., effective September 30, 2007. A copy of the Company’s press release making this announcement is attached as Exhibit 99.1 and is incorporated herein by reference.
     On September 29, 2007, the Company and Mr. Sherron executed an Amendment to Employment Continuity Agreement (the “Amendment”) in order to (i) bring the Employment Continuity Agreement, dated January 1, 2004, as amended from time to time (the “Agreement”) into compliance with Section 409A of the Internal Revenue Code, including regulations and guidance issued thereunder; (ii) require that upon expiration or termination of Mr. Sherron’s employment with the Company, Mr. Sherron shall resign from any boards of directors of subsidiaries of the Company on which he serves; and (iii) allow Mr. Sherron to provide advisory services to banks or other financial institutions within certain geographic areas described in the Agreement during the Severance Period (as defined in the Agreement) as an independent contractor or as a contractor, employee, partner, member or shareholder of an advisory services entity which is not affiliated through ownership with any bank or other financial institution that provides services or products within any of such geographic areas that are competitive with the services or products of the Company if (B) such advisory services provided by Mr. Sherron are neither designed or intended to enable, nor have the effect of enabling, the bank or other financial institution which is the recipient of such services to (1) obtain banking relationships with customers of the Company in any such geographic area or (2) to obtain a competitive advantage over the Company in obtaining banking relationships with new customers in any such geographic area, subject to the restriction that Mr. Sherron may not disclose confidential information of the Company in providing any such services. A copy of the Amendment is attached as Exhibit 99.2 and is incorporated herein by reference.
     On September 30, 2007, the Company and Mr. Sherron executed the Modification Agreement pursuant to which they agreed that the period within which Mr. Sherron may exercise each option to acquire shares of the Common Stock of the Company granted to him and now vested shall be modified to extend to the expiration date of such option. Mr. Sherron acknowledged and agreed that any option which was granted as an “incentive stock option” will thereby become a “non-qualified option” for applicable income tax purposes. A copy of the Modification Agreement is attached as Exhibit 99.3 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	Press Release, dated September 28, 2007

Exhibit 99.2	Amendment to Employment Continuity Agreement between NewBridge Bancorp and H. Franklin Sherron, Jr., dated September 29, 2007

Exhibit 99.3	Modification Agreement between NewBridge Bancorp and H. Franklin Sherron, Jr., dated September 30, 2007

EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit 99.1	Press Release, dated September 28, 2007

Exhibit 99.2	Amendment to Employment Continuity Agreement between NewBridge Bancorp and H. Franklin Sherron, Jr., dated September 29, 2007

Exhibit 99.3	Modification Agreement between NewBridge Bancorp and H. Franklin Sherron, Jr., dated September 30, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2007	NEWBRIDGE BANCORP

	By:	/s/ Robert F. Lowe

Robert F. Lowe, Chairman and Chief Executive Officer

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